UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 1, 2013

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

In connection with the appointment of Barry M. Smith as Chief Executive Officer of Magellan Health Services, Inc. (the “Company”) effective January 1, 2013, the Management Compensation Committee of the board of directors authorized the grant of stock options and restricted stock units to Mr. Smith pursuant to the Company’s 2011 Management Incentive Plan (the “2011 MIP”), with such options and restricted stock units to be granted on February 1, 2013, pursuant to the Company’s equity award policy. On February 1, 2013, the Company issued stock options to Mr. Smith to purchase 320,992 shares of the Company’s common stock, par value $0.01 (the “Common Stock”), respectively, at an exercise price of $51.79 per share, vesting over four year annual installments beginning on February 1, 2014 as follows:

Vesting Date	Vesting Percentage
February 1, 2014	%16.67
February 1, 2015	50% (i.e., an additional 33.3%)
February 1, 2016	83.3% (i.e., an additional 33.3%)
February 1, 2017	100% (ie, an additional 16.7%)

Vesting is conditional on continued service to the Company.   The vesting of the options may accelerate upon a change in control of the Company, as provided in the pertinent award notice. Such options have a term of ten years from the date of grant and are otherwise on terms and conditions included in the form of Stock Option Agreement and Notice of Stock Option Grant filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

On February 1, 2013 Mr. Smith also received grants of restricted stock units for 30,411 shares of Common Stock (“the RSU Award”) vesting over four years as follows:

Vesting Date	Vesting Percentage
February 1, 2014	%16.67
February 1, 2015	50% (i.e., an additional 33.3%)
February 1, 2016	83.3% (i.e., an additional 33.3%)
February 1, 2017	100% (ie, an additional 16.7%)

The RSU Award shall vest in accordance with the vesting schedule set forth above, provided that Mr. Smith’s service with the Company, has not terminated prior to the vesting date and  provided that (i) 50% of the portion of the restricted stock unit awards which vest on February 1, 2014 shall not vest unless the Company has earnings per share for the year ended December 31, 2013 of at least $3.03 (“2013 EPS Target”), if the Company does not achieve the 2013 EPS Target in 2013, this tranche will vest if the Company achieves earnings per share of at least $3.03 in any subsequent year up to and including 2018, and 50% of the portion of the restricted stock units which vest on February 1, 2014 shall not vest unless the Company’s return on equity for the year ended December 31, 2013 equals at least 7.0% (“2013 ROE Target”), if the ROE Target is not met in 2013, this tranche will vest if the Company achieves return on equity of at least 7.0% in any subsequent year up to and including 2018; (ii) 50% of the portion of the restricted stock unit awards which vest on  February 1, 2015 shall not vest unless the Company has earnings per share for the year ended December 31, 2014 of at least $3.18 per share (the “2014 EPS Target”), if the Company does not achieve the 2014 EPS Target in 2014, this tranche will vest if the Company achieves earnings per share of at least $3.18 in any subsequent year up to and including 2019, and 50% of the portion of the restricted stock units which vest on February 1, 2015 shall not vest unless the Company’s return on equity for the year ended December 31, 2014 equals at least 7.0% (“2014 ROE Target”), if the 2014 ROE Target is not met in 2014, this tranche will vest if the Company achieves return on equity of at least 7.0% in any subsequent year up to and including 2019;  (iii) 50% of the portion of the restricted stock unit awards which vest on February 1, 2016 shall not vest unless the Company has earnings per share for the year ended December 31, 2015 of at least $3.34 per share (the “2015 EPS Target”), if the Company does not achieve the 2015 EPS Target in 2015, this tranche will vest if the Company achieves at least $3.34 in earnings per share in any subsequent year up to and including 2020, and 50% of the portion of the restricted stock units which vest on February 1, 2016 shall not vest unless the Company’s return on equity for the year ended December 31, 2015 equals at least 7.0% (“2015 ROE Target”), if the 2015 ROE Target is not met in 2015, this tranche will vest if the Company achieves return on equity of at least 7.0% in any subsequent year up to and including 2020; and (iv) 50% of the portion of the restricted stock unit awards which vest on February 1, 2017 shall not vest unless the Company has earnings per share for the year ended December 31, 2016 of at least $3.51 per share (the “2016 EPS Target”), if the Company does not achieve the 2016 EPS Target in 2016, this tranche will vest if the Company achieves  at least $3.51 in earnings per share in any subsequent year up to and including 2021, and 50% of the portion of the restricted stock units which vest on February 1, 2017 shall not vest unless the Company’s return on equity for the year ended December 31, 2016 equals at least 7.0% (“2016 ROE Target”), if the 2016 ROE Target is not met in 2016, this tranche will vest if the Company achieves return on equity of at least 7.0% in any subsequent year up to and including 2021. The RSU Award is otherwise on the terms and conditions included in the form of Restricted Stock Unit Agreement and Notice of Restricted Stock Unit Award filed as Exhibits 10.3 and 10.4, respectively, to this Form 8-K.  The vesting of the restricted stock units may accelerate upon a change in control of the Company as provided in the pertinent award notice.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired:              Not applicable.

(b)  Pro forma financial information:                  Not applicable.

(d)           Exhibits:

Exhibit Number	Description
10.1	Form of Stock Option Agreement pursuant to the 2011 MIP.
10.2	Form of Notice of Stock Option Grant pursuant to the 2011 MIP.
10.3	Form of Restricted Stock Unit Agreement pursuant to the 2011 MIP.
10.4	Form of Notice of Restricted Stock Unit Award pursuant to the 2011 MIP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: February 7, 2013	By:	/s/ Jonathan N. Rubin
		Name:	Jonathan N. Rubin
		Title:	Executive Vice President and Chief Financial Officer